BLACKROCK FUNDSSM

BlackRock Emerging Markets Equity Strategies Fund

(the “Fund”)

Supplement dated March 28, 2017 to the Summary Prospectuses and Prospectuses of the Fund,

each dated February 22, 2016, and Statement of Additional Information (“SAI”) of the Fund,

dated February 22, 2016 (as amended October 12, 2016)

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Emerging Markets Equity Strategies Fund — Investment Manager” or “Fund Overview — Key Facts About BlackRock Emerging Markets Equity Strategies Fund — Investment Manager,” as applicable, is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Asset Management North Asia Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995, and BlackRock Asset Management North Asia Limited (“BAMNAL”, and, together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 1988, are affiliates of BlackRock, and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $4.645 trillion in investment company and other portfolio assets under management as of December 31, 2015.

The seventh and eighth paragraphs of the section of the Prospectuses entitled “Management of the Funds — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into sub-advisory agreements with the Sub-Advisers, with respect to the Fund, under which BlackRock pays each Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. Each Sub-Adviser is responsible for the day-to-day management of a portion of the Fund’s portfolio.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and BIL is included in the Fund’s annual shareholder report for the period ended June 30, 2016. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BAMNAL will be included in the Fund’s semi-annual shareholder report for the period ending June 30, 2017.

The section of the Prospectuses entitled “For More Information — Fund and Service Providers — Sub-Adviser” is amended to replace the heading with “Sub-Advisers” and add the following:

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road Central

Cheung Kong Center

Hong Kong

The fourth paragraph of the section of the SAI entitled “Management, Advisory and Other Service Arrangements — Management Agreement” is hereby amended to add the following:

BlackRock entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Asset Management North Asia Limited (“BAMNAL,” and, together with BIL, the “Sub-Advisers”), pursuant to which BlackRock pays each Sub-Adviser for providing services to BlackRock with respect to the Fund a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

As of the date of this SAI, BlackRock has not made any payments to BIL or BAMNAL for sub-advisory services with respect to the Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-EMES-0317SUP

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